UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                     FORM 8-K

                                   CURENT REPORT
        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest reported)   July 24, 2002

                             IN-SPORTS INTERNATIONAL, INC.
              (Exact name of registrant as specified in its charter)

                                          Delaware
                    (State or other jurisdiction of incorporation)

                                         0-29447
                                    (Commission File Number)

                                         52-2171803
                          (IRS Employer Identification No.)

    9 Riverside Industrial Complex, Rome, Georgia                  30161
(Address of principal executive offices)                        (Zip Code)

                         Registrant's telephone number: (706) 802-1970

                       377 Route 17 South, Hasbrouck Heights, NJ 07604
             (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Effective July 22, 2002, the Registrant changed its name from "In-Sports International, Inc." to "Avery Sports Turf, Inc.". The Registrant's directors, as well as a majority of the Registrant's stockholders by way of written consent, approved the name change and authorized the Company to amend the Articles of Incorporation to change the Corporation's name.

At the same time, the Registrant's directors, as well as a majority of the Registrant's stockholders by way of written consent, approved an increase in the number of authorized shares from fifty million (50,000,000) to five hundred million (500,000,000) and authorized the Company to amend the Articles of Incorporation to reflect the increased in its authorized shares.

The Registrant has moved its offices from 377 Route 17 South,
Hasbrouck Heights, NJ 07604 to 9 Riverside Industrial Complex, Rome, Georgia 07604. A new telephone number has been obtained (706) 802-1970.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit A: Certificate of Amendment to the Articles of
    Incorporation of In-Sports International, Inc.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IN-SPORTS INTERNATIONAL, INC.

Date: July 22, 2002                         /s/By: George Avery
                                            George Avery, President

                                  EXHIBIT A TO FORM 8-K

                                  CERTIFICATE OF AMENDMENT
                               TO THE ARTICLES OF INCORPORATION
                                OF IN-SPORT INTERNATIONAL, INC.

TO: THE SECRETARY OF STATE OF DELAWARE

The undersigned corporation, a Delaware corporation, for the purpose of amending its Articles of Incorporation pursuant to the Delaware General Corporation Law, hereby certifies:

1. ARTICLE I of the Articles of Incorporation is amended to read as follows:

The name of the corporation is Avery Sports Turf, Inc.

2. ARTICLE IV of the Articles of Incorporation is amended to read as follows:

The capital stock of this Corporation shall consist of 500,000,000 shares of common stock, $0.001 par value.

3. No other changes to the Articles of Incorporation as originally filed on March 10, 1994, are incorporated into this Certificate of Amendment to the Articles of Incorporation.

4. This Certificate of Amendment to the Articles of Incorporation was duly adopted by a majority of the outstanding stock entitled to vote in accordance with the General Corporation Law of the State of Delaware, after being proposed by the Board of Directors and adopted by the directors in the manner and by the vote prescribed by the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, In-Sport International, Inc. has caused this certificate of Amendment to be signed by its President this 22 day of July 2002.


IN-SPORT INTERNATIONAL, INC.

/s/George Avery
George Avery, President